VAN ECK GLOBAL

                                                       Worldwide Insurance Trust


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                               [GRAPHIC OMITTED]






                                                             WORLDWIDE BOND FUND


















                          GLOBAL INVESTMENTS SINCE 1955

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

During the year 2001, global bond markets performed well in local currency terms. The economic slowdown that started in the United States in late 2000 gathered steam and spread to other economies around the globe. This environment of weak economic activity combined with a dramatic easing of monetary policy by global central banks, a benign inflation environment, and continued weakness in global equity markets led to lower bond yields (and higher bond prices) across the globe. While these factors led to positive returns in local currency terms across all major global bond markets, the continued strength of the U.S. dollar once again negated these returns for U.S. dollar-based investors. The euro weakened by 5.65% versus the U.S. dollar while the Japanese yen weakened by over 13% versus the buck as global investors continued to favor the U.S. currency. In local currency terms, the Salomon Smith Barney World Government Bond Index* returned a positive 5.29%. However, in U.S. dollar terms, the Index fell 0.99% while the Van Eck Worldwide Bond Fund declined 5.11% for the year.

BOND MARKET REVIEW

The global economic slump that grasped the world economy in 2001 proved to be supportive of global bond markets. This synchronized global slowdown was felt in all major economies around the globe. The weakening of global demand in an environment where the supply side of the equation continues to be dominated by global overcapacity is a recipe for dissipating inflationary pressures. This environment of weak economic growth and scant inflation concerns allowed the world's central bankers to adopt an aggressive easing bias for monetary policy. The tragic events of September 11 delivered a blow to the confidence of consumers and investors around the globe. In the aftermath of these events, the world's central bankers opened their monetary spigots even wider in an effort to stabilize the shaky global economy. The U.S. Federal Reserve led the way by easing the federal funds rate 475 basis points or 4.75%, during 2001, the European Central Bank (ECB) eased rates by 150 basis points, and the Bank of Japan cut their overnight discount rate from .50% to .10%.

The U.S. bond market gained 6.73% in 2001. Both the short end and long end of the U.S. bond market benefited for much of the year as short-term rates followed the fed funds rate lower and the long end benefited from slow growth, falling inflation, and weak equity markets. The 10-year U.S. Treasury reached a low yield (4.18%) on November 7. The long end of the curve then backed up dramatically in late November/early December as investors began to discount the end of the monetary easing cycle and an economic recovery in 2002. This sell-off in the long end of the curve caused long-term bonds to underperform the shorter maturity government securities for the year.

The Fund was most heavily weighted in U.S. bonds during the year. At December 31, the Fund had a weighting of 27% of total net assets in U.S. debt, versus a 25% weighting for the Index. We had an overweight position in longer-term bonds throughout 2001, which proved to be a sound strategy for most of the year. However, the huge sell-off in long-term bonds during the last six weeks of the year hurt Fund performance and was primarily responsible for our underperformance versus our benchmark.

The global economic downturn was felt throughout the Eurozone as well. The performance of Eurozone government bonds was much like that of their U.S. counterparts in 2001. For the year, the Eurozone Government Bond Index was up 6.1% in local currency terms but only 0.6% in U.S. dollar terms due to the weakness of the euro. The year 2001 proved to be yet another disappointing year for the euro. While it regained much of the ground it lost versus the dollar during the third quarter, this trend reversed in the fourth quarter as investors favored the dollar and the more aggressive monetary policy of the Federal Reserve. Though the Fund was slightly underweight the euro (33% of net assets) relative to the Index (37%), Fund performance was negatively impacted by continued weakness of this currency. We ended the year overweight Eurozone bonds at 38% of total net assets.

We significantly decreased the Fund's weighting to the UK market during the year. At December 31, the Fund had a 7.4% allocation to this market, down from 16%

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

a year earlier. We had carried a large allocation to the UK bond market as we felt that the higher yields of that market would converge toward those of the Eurozone. As the year progressed, we felt that most of this convergence had been achieved and we reduced the Fund's weighting to the UK bond market back toward a neutral stance relative to the Index.

Deteriorating economic fundamentals and questions relating to Japan's banking system kept us out of the Japanese fixed income market during 2001. The Japanese government bond market gave the poorest performance of all the global bond markets. For the year, Japanese bonds were up 3.35% in local currency terms and down 9.95% in U.S. dollar terms. The Fund's underweight position in Japanese interest rate and currency exposure benefited shareholders this year.

We maintained exposure to the emerging markets with U.S. dollar-denominated bond positions in Mexico and Brazil. These issues performed well due to the aggressive monetary easing undertaken by monetary authorities around the globe. The Brazilian bond position finished with a positive total return for the year but did suffer as yields rose as the debt crisis in Argentina pressured the region. However, Brazilian yields have come down nicely from their highs in early October. The Fund ended the year with overweight positions in Brazil and Mexico (3.7% and 4.0% of total net assets, respectively).

The dollar bloc bond markets of Australia, Canada and New Zealand continued to be plagued by currency weakness throughout 2001. This currency weakness can be largely attributed to the global economic downturn and the negative effect it has had on commodity prices. These currencies tend to be positively correlated to commodity prices. These markets performed well in the fourth quarter as investors began to discount an economic recovery in 2002. We increased the Fund's exposure to New Zealand to 6% of net assets, up from 2% a year earlier, and ended the year with just under 5% of net assets in the Australian bond market.

THE OUTLOOK

We feel that global central banks and the U.S. federal government have been adequately vigilant in taking steps to restore confidence and ensure an economic recovery in 2002. We believe that the monetary and fiscal policy that has been administered to the economy will take hold and that the economy should recover by the second half of 2002. Still, in our opinion, this recovery may be more muted than the current consensus and global bonds should perform positively in this environment.

As for currencies, we feel that Japan will remain in its deflationary spiral and that the yen will remain weak relative to the other major currencies. We believe that the U.S. dollar may weaken relative to its European counterparts if, as we assume, the rebound in the U.S. economy is less robust than investor consensus. We look to maintain our exposure to the commodity currencies in the coming months, as any economic recovery should be supportive of the Canadian, Australian and New Zealand dollar in 2002.

We continue to believe that an allocation to global bond markets can provide diversification benefits to shareholders. We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.



[PHOTO OMITTED]                           [PHOTO OMITTED]

/s/ CHARLES T. CAMERON                    /s/ GREGORY F. KRENZER
----------------------                    ----------------------
CHARLES T. CAMERON                        GREGORY F. KRENZER
CO-PORTFOLIO MANAGER                      CO-PORTFOLIO MANAGER

January 11, 2002

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

*The Salomon Smith Barney World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT ILLUSTRATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------



                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2001


[Data below represents pie chart in printed piece.]


Germany                  29.8%
United States            27.4%
Cash/Equivalents          3.5%
United Kingdom            7.4%
New Zealand               6.0%
Sweden                    5.3%
Spain                     4.8%
Australia                 4.7%
Mexico                    4.0%
Brazil                    3.7%
Ireland                   3.4%

                               WORLDWIDE BOND FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Bond Fund made ten years ago with a similar investment in the Salomon Smith Barney World Government Bond Index.

                           VAN ECK WORLDWIDE BOND FUND
                 vs. Salomon Smith Barney World Gov't Bond Index

           Van Eck         Solomon Smith
          Worldwide        Barney World
          Bond Fund      Gov't Bond Index
          ---------      ----------------
Dec-91      10000            10000
            9544             9664.23
Jun-92      10230            10312.8
            10159            10957.3
Dec-92      9475             10553.1
            9629             11116.5
Jun-93      9732             11440.8
            10077            11958.4
Dec-93      10212            11953.5
            9859             11953.9
Jun-94      9742             12033.7
            9930             12175
Dec-94      10078            12233.8
            11193            13571.2
Jun-95      11548            14295
            11600            14145.3
Dec-95      11822            14562.8
            11525            14289.7
Jun-96      11574            14347.8
            11771            14739.3
Dec-96      12120            15090
            11800            14465.8
Jun-97      12014            14904.3
            12240            15094.2
Dec-97      12409            15125.1
            12568            15243.9
Jun-98      12830            15546.8
            13878            16841.7
Dec-98      13992            17440.1
            13320            16766.8
Jun-99      13006            16189
            13175            16922.5
Dec-99      12898            16696
            12987            16725.2
Jun-00      12873            16700.6
            12493            16262.3
Dec-00      13140            16961.3
            12428            16444.9
Jun-01      12177            16187.4
            12918            17345.8
Dec-01      12468            16793.4


---------------------------------------------------------------------------
 Average Annual Total Return 12/31/01         1 Year    5 Year    10 Year
---------------------------------------------------------------------------
 Van Eck Worldwide Bond Fund                  (5.11)%     0.57%     2.23%
---------------------------------------------------------------------------
 Salomon Smith Barney World Gov't Bond Index  (0.99)%     2.16%     5.32%
---------------------------------------------------------------------------


INCEPTION DATE FOR THE WORLDWIDE BOND FUND WAS 9/1/89.

The Salomon Smith Barney (SSB) World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

         PRINCIPAL                                             VALUE
COUNTRY   AMOUNT            BONDS                            (NOTE 1)
--------------------------------------------------------------------------------
BONDS AND NOTES: 96.5%

AUSTRALIA: 4.7%
                    Australia Government Bond
    AUD 4,700,000   6.50% due 5/15/03                      $ 2,467,833
                                                           -----------
BRAZIL: 3.7%
                    Republic of Brazil Bond
   USD 2,000,000    11.25% due 7/26/07                       1,900,000
                                                           -----------
GERMANY: 29.8%
                    Bundesrepublik Deutschland
                      Bonds
   EUR 3,579,043    7.375% due 1/03/05*                      3,482,997
       2,709,847    6.00% due 1/04/07*                       2,578,519
       5,000,000    5.00% due 7/04/11*                       4,453,737
       3,000,000    4.75% due 7/04/28*                       2,420,128
       3,000,000    4.50% due 7/04/09*                       2,600,736
                                                           -----------
                                                            15,536,117
                                                           -----------
IRELAND: 3.4%
                    Irish Government Bond
   EUR 1,714,146    8.00% due 8/18/06                        1,744,056
                                                           -----------
MEXICO: 4.0%
                    Telefonos de Mexico, S.A. Bond
   USD 2,000,000    8.25% due 1/26/06                        2,100,000
                                                           -----------
NEW ZEALAND: 6.0%
                    International Bank for Reconstruction
                      & Development Bond
   NZD 4,000,000    7.50% due 11/30/05                       1,718,528
                    New Zealand Government Bond
   NZD 3,350,000    10.00% due 3/15/02                       1,409,307
                                                           -----------
                                                             3,127,835
                                                           -----------
SPAIN: 4.8%
                    Spanish Government Bond
   EUR 3,000,000    4.00% due 1/31/10                        2,488,171
                                                           -----------
SWEDEN: 5.3%
                    Swedish Government Bond
   SEK 28,000,000   6.00% due 2/09/05                        2,773,509
                                                           -----------
UNITED KINGDOM: 7.4%
                    Great Britain Government
                      Bond
    GBP 2,400,000   7.50% due 12/07/06                       3,852,206
                                                           -----------
UNITED STATES: 27.4%
                    U.S. Treasury Notes
   USD 1,000,000    6.50% due 8/15/05*                       1,083,399
       5,000,000    5.50% due 5/15/09*                       5,183,010
                    U.S. Treasury Bonds
       3,000,000    6.625% due 2/15/27*                      3,343,947
       5,000,000    5.25% due 2/15/29*                       4,695,900
                                                           -----------
                                                            14,306,256
                                                           -----------
TOTAL BONDS AND NOTES: 96.5%
(COST: $55,161,013)                                           50,295,983
                                                           -----------
OTHER ASSETS LESS LIABILITIES: 3.5%                          1,831,512
                                                           -----------
NET ASSETS: 100%                                           $52,127,495
                                                           ===========

----------------
* These securities are segregated as collateral for forward foreign currency contracts.

                        See Notes to Financial Statements

                    WORLDWIDE BOND FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
Investments, at value (cost $55,161,013) (Note 1) .....................................   $ 50,295,983
Receivables:
    Interest                                                                                 1,414,297
    Securities sold ...................................................................      1,104,416
    Capital shares sold ...............................................................        143,550
                                                                                          ------------
Total assets ..........................................................................     52,958,246
                                                                                          ------------
LIABILITIES:
Payables:
    Unrealized depreciation on forward foreign
       currency contracts (Note 4) ....................................................        376,693
    Due to custodian (Note 7) .........................................................        326,212
    Capital shares redeemed ...........................................................         89,984
    Due to adviser ....................................................................            914
    Accounts payable ..................................................................         36,948
                                                                                          ------------
Total liabilities .....................................................................        830,751
                                                                                          ------------
Net assets ............................................................................   $ 52,127,495
                                                                                          ============
Shares outstanding ....................................................................      5,532,613
                                                                                          ============
Net asset value, redemption price and offering price per share ........................   $       9.42
                                                                                          ============
Net assets consist of:
    Aggregate paid in capital .........................................................   $ 63,437,147
    Unrealized depreciation of investments, forward foreign
      currency contracts and foreign currency transactions ............................     (5,246,102)
    Accumulated net investment loss ...................................................        (93,260)
    Accumulated realized loss .........................................................     (5,970,290)
                                                                                          ------------
                                                                                          $ 52,127,495
                                                                                          ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INCOME:
Interest income (net of foreign taxes withheld of $3,231) (Note 1) ......                 $  3,741,074
EXPENSES:
Management (Note 2) .....................................................   $ 638,605
Administration (Note 2) .................................................         733
Interest (Note 7) .......................................................      34,167
Professional fees .......................................................      27,815
Reports to shareholders .................................................      26,071
Trustees' fees and expenses .............................................      22,180
Custodian ...............................................................      19,721
Transfer agent ..........................................................      11,169
Other ...................................................................      11,150
                                                                            ---------
Total expenses ..........................................................                      791,611
                                                                                          ------------
Net investment income ...................................................                    2,949,463
                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ................................                      375,248
Realized loss from foreign currency transactions ........................                   (6,043,084)
Change in unrealized depreciation of investments ........................                     (447,277)
Change in unrealized depreciation of forward foreign currency
    contracts and foreign currency transactions .........................                     (254,684)
                                                                                          ------------
Net realized and unrealized loss on investments,
    forward foreign currency contracts and
    foreign currency transactions .......................................                   (6,369,797)
                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                 $ (3,420,334)
                                                                                          ============

                        See Notes to Financial Statements

                    WORLDWIDE BOND FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED        YEAR ENDED
                                                                                        DECEMBER 31,      DECEMBER 31,
                                                                                            2001              2000
                                                                                        ------------      ------------
DECREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ..........................................................    $  2,949,463      $  3,868,631
   Realized gain (loss) from security transactions ................................         375,248          (525,495)
   Realized loss from foreign currency transactions ...............................      (6,043,084)       (2,433,742)
   Change in unrealized depreciation of investments ...............................        (447,277)          (34,930)
   Change in unrealized depreciation of forward foreign currency
     contracts and foreign currency transactions ..................................        (254,684)          (25,703)
                                                                                       ------------      ------------
   Net increase (decrease) in net assets resulting from operations ................      (3,420,334)          848,761
                                                                                       ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..........................................................      (2,820,766)       (4,089,654)
                                                                                       ------------      ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ..................................................     284,820,592       101,992,714
   Reinvestment of dividends and distributions ....................................       2,820,766         4,089,654
   Cost of shares reacquired ......................................................    (303,355,339)     (113,633,878)
                                                                                       ------------      ------------
   Net decrease in net assets resulting from capital share transactions ...........     (15,713,981)       (7,551,510)
                                                                                       ------------      ------------
   Total decrease in net assets ...................................................     (21,955,081)      (10,792,403)
NET ASSETS:
   Beginning of year ..............................................................      74,082,576        84,874,979
                                                                                       ------------      ------------
   End of year (including accumulated net investment income (loss) of
     ($93,260) and $2,724,477, respectively) ......................................    $ 52,127,495      $ 74,082,576
                                                                                       ============      ============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold ....................................................................      29,347,655        10,132,789
   Reinvestment of dividends and distributions ....................................         285,792           410,608
   Shares reacquired ..............................................................     (31,242,655)      (11,338,062)
                                                                                       ------------      ------------
   Net decrease ...................................................................      (1,609,280)         (794,665)
                                                                                       ============      ============

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                             YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------
                                                             2001       2000          1999         1998         1997
                                                          ---------   ---------     ---------    ---------    ---------
Net Asset Value, Beginning of Year .....................  $   10.37   $   10.69     $   12.28    $   10.99    $   11.10
                                                          ---------   ---------     ---------    ---------    ---------
Income From Investment Operations:
   Net Investment Income ...............................       0.57        0.52          0.61         0.57         0.48
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions .................      (1.08)      (0.34)        (1.52)        0.82        (0.23)
                                                          ---------   ---------     ---------    ---------    ---------
Total from Investment Operations .......................      (0.51)       0.18         (0.91)        1.39         0.25
                                                          ---------   ---------     ---------    ---------    ---------
Less Dividends and Distributions:
   Dividends from Net Investment Income ................      (0.44)      (0.50)        (0.47)       (0.10)       (0.36)
   Distributions from Realized Capital Gains ...........         --          --         (0.21)          --           --
                                                          ---------   ---------     ---------    ---------    ---------
Total Dividends and Distributions ......................      (0.44)      (0.50)        (0.68)       (0.10)       (0.36)
                                                          ---------   ---------     ---------    ---------    ---------
Net Asset Value, End of Year ...........................  $    9.42   $   10.37     $   10.69    $   12.28    $   10.99
                                                          =========   =========     =========    =========    =========
Total Return (a) .......................................     (5.11)%       1.88%       (7.82)%       12.75%        2.38%

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Year (000) ..........................  $  52,127   $  74,083    $   84,875    $ 119,283    $ 112,461
Ratio of Gross Expenses to Average Net Assets ..........       1.24%       1.21%         1.22%        1.15%        1.12%
Ratio of Net Expenses to Average Net Assets ............       1.19%(b)    1.15%(b)      1.22%        1.15%        1.12%
Ratio of Net Investment Income to Average Net Assets ...       4.62%       5.14%         4.92%        4.72%        4.31%
Portfolio Turnover Rate ................................      22.27%      19.14%        46.84%       30.59%      135.36%

--------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year.

(b)  Excluding interest expense.


                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization on premiums and discounts, is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $13,367,102 and $31,495,400 respectively, for the year ended December 31, 2001. For federal income tax purposes, the identified cost of investments owned at December 31, 2001 was $55,161,013. At December 31, 2001, net unrealized depreciation for federal income tax purposes aggregated $4,869,409, of which $825,269 related to appreciated securities and $5,694,678 related to depreciated securities.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses of $6,405,603 and unrealized depreciation of $4,869,409.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000 for ordinary income were $2,820,766 and $4,089,654, respectively.

As of December 31, 2001, the Fund had a capital loss carryforward of $5,168,781 available, $1,176,682 expiring December 31, 2007, $1,450,965 expiring December 31, 2008 and $2,541,134 expiring December 31, 2009.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund intends to defer to January 1, 2002 for U.S. Federal income tax purposes, post-October currency losses of $58,620 and post-October capital losses of $1,178,202.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Fund decreased accumulated undistributed net investment income by $2,946,434, increased accumulated net realized loss on investments by $2,990,462, and decreased aggregate paid in capital by $44,028. Net assets were not affected by this reclassification.

NOTE 4--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2001, the Fund had the following outstanding forward foreign currency contracts:

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           VALUE AT                       UNREALIZED
                          SETTLEMENT      CURRENT        APPRECIATION
CONTRACTS                    DATE          VALUE        (DEPRECIATION)
---------                 ----------      -------       -------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
JPY  1,800,000,000
     Expiring 3/20/02    $14,174,065    $13,728,747       $(445,318)

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
EUR  3,150,000
     Expiring 3/20/02      2,835,000      2,808,056          26,944
JPY  900,000,000
     Expiring 3/20/02      6,906,054      6,864,373          41,681
                                                          ---------
                                                          $(376,693)
                                                          =========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 5--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 6--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2001, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $35,229.

NOTE 7--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Van Eck Funds") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2001, the Fund borrowed an average daily amount of $737,492 at a weighted average interest rate of 4.85% under the Facility. At December 31, 2001, there was $326,212 in outstanding borrowings under the Facility.

NOTE 8--REPURCHASE AGREEMENT--Collateral for a repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                              /s/ Ernst & Young LLP
                                              ---------------------



New York, New York
January 23, 2002

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                    HELD:
---------------------             --------------                                 -------------------

John C. van Eck, CFA              Chairman, Van Eck                              Chairman of the Board
(86)(+)*                          Associates Corporation and                     and President of two other
Chairman and Trustee              Van Eck Securities                             investment companies advised
since 1985                        Corporation                                    by the Adviser

Jeremy H. Biggs                   Vice Chairman, Director                        Trustee/Director of two other
(65)(+)(++)                       and Chief Investment Officer,                  investment companies advised by
Trustee since 1990                Fiduciary Trust Company                        the Adviser; Chairman, Davis Funds
                                  International                                  Group; Treasurer and Director,
                                                                                 Royal Oak Foundation; Director,
                                                                                 Union Settlement Association;
                                                                                 First Vice President, Trustee and
                                                                                 Chairman, Finance Committee,
                                                                                 St. James School

Richard C. Cowell                 Private investor                               Trustee of another investment
(73)(++)(o)                                                                      company advised by the Adviser;
Trustee since 1985                                                               Director, West Indies &
                                                                                 Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                              Trustee of another investment
(55)(+)                           Stock Exchange                                 company advised by the
Trustee since 1998                                                               Adviser

David J. Olderman                 Private investor                               Trustee/Director of two other
(65)(++)(o)                                                                      investment companies advised by
Trustee since 1994                                                               the Adviser

Ralph F. Peters                   --                                             Trustee of another investment
(72)*(++)(o)                                                                     company advised by the
Trustee since 1987                                                               Adviser; Director, Sun Life
                                                                                 Insurance and Annuity Company
                                                                                 of New York; Director, U.S. Life
                                                                                 Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com                      Trustee of two other investment
(42)(++)(o)                                                                      companies advised by the
Trustee since 1994                                                               Adviser; Partner and Co-founder,
                                                                                 Quest Partners, LLC; Executive
                                                                                 Vice President, Chief Operating
                                                                                 Officer and Director of NuCable
                                                                                 Resources Corporation

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                    HELD:
---------------------             --------------                                 -------------------

Jan F. van Eck                    Director, Van Eck Associates                   Trustee of another investment
(38)(+)**                         Corporation; President and Director,           company advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation
                                  and other affiliated companies; President
                                  and Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck Absolute
                                  Return Advisers Corporation

Derek S. van Eck                  President of Worldwide Hard Assets             Trustee of another
(37)(+)**                         Fund series and the Worldwide Real             investment company
Trustee since 1999                Estate Fund series of Van Eck Worldwide        advised by the Adviser
                                  Insurance Trust and the Global Hard Assets
                                  Fund series of Van Eck Funds; Executive Vice
                                  President, Director, Global Investments and
                                  President and Director of Van Eck Associates
                                  Corporation and Executive Vice President and
                                  Director of Van Eck Securities Corporation and
                                  other affiliated companies.

Bruce J. Smith                    Senior Vice President and Chief                Officer of two other
(46)                              Financial Officer, Van Eck Associates          investment companies
Officer since 1985                Corporation; Senior Managing                   advised by the Adviser
                                  Director, Van Eck Securities Corporation

Thomas H. Elwood                  Vice President, Secretary and General          Officer of two other
(53)                              Counsel, Van Eck Associates Corporation,       investment companies
Officer since 1998                Van Eck Securities Corporation and             advised by the Adviser
                                  other affiliated companies

Alex Bogaenko                     Director of Portfolio Administration,          Controller of two other
(38)                              Van Eck Associates Corporation and             investment companies
Officer since 1997                Van Eck Securities Corporation                 advised by the Adviser

Charles Cameron                   Director of Trading, Van Eck                   Vice President of another
(41)                              Securities Corporation; Co-Portfolio           investment company advised
Officer since 1996                Manager, Worldwide Bond Fund                   by the Adviser

Susan Lashley                     Managing Director, Mutual Fund                 Vice President of another
(46)                              Operations, Van Eck Securities                 investment company
Officer since 1988                Corporation                                    advised by the Adviser

-------------
 (1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
 (2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
 (+) An "interested person" as defined in the 1940 Act.
   * Member of Executive Commitee--exercises general powers of Board of Trustees between meetings of the Board.
  ** Son of Mr. John C. van Eck.
(++) Member of the Nominating Committee.
 (o) Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

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




























[VAN ECK GLOBAL LOGO]                                        [GRAPHIC OMITTED]
                                                           Retire on YOUR Terms
Investment Adviser: Van Eck Associates Corporation          VARIABLE ANNUITIES
      Distributor:  Van Eck Securities Corporation
                    99 Park Avenue, New York, NY 10016   www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Directors is provided in the OStatement of Additional InformationO that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.